UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
Current Report

________________

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2003

Exact name of registrant as
specified in its charter and
Commission	principal office address and	State of	I.R.S. Employer
File Number	telephone number	Incorporation	I.D. Number

1-16163	WGL Holdings, Inc.	Virginia	52-2210912
101 Constitution Ave, N.W.
Washington, D.C. 20080
(703) 750-2000

0-49807	Washington Gas Light Company	District of Columbia	53-0162882
	101 Constitution Ave, N.W.	and Virginia
Washington, D.C. 20080
(703) 750-4440

Former name or former address, if changed since last report: None

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 3, 2003, WGL Holdings, Inc. (the Company) released summary financial information to the general public, including the investment community, regarding the Company’s operating performance for the three and twelve months ended September 30, 2003. A copy of the Company’s earnings news release and summary financial information is attached hereto as Exhibit 99.1.

This Form 8-K and the attached exhibit are provided under Item 12 on Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Exhibits

99.1 Earnings News Release issued November 3, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc. and Washington Gas Light Company
(Registrants)

Date	November 3, 2003	/s/ Mark P. O’Flynn

Mark P. O’Flynn
Controller
(Principal Accounting Officer)